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                                THE GALAXY FUND

                           All Share Classes of the

                             Galaxy Prime Reserves
                          Galaxy Government Reserves
                          Galaxy Tax-Exempt Reserves
                    Galaxy Institutional Money Market Fund
               Galaxy Institutional Government Money Market Fund
                Galaxy Institutional Treasury Money Market Fund

                   Supplement dated February 9, 2005 to the
                     Prospectuses dated February 28, 2004

                           All Share Classes of the

                           Galaxy Money Market Fund
                      Galaxy Government Money Market Fund
                    Galaxy U.S. Treasury Money Market Fund
                      Galaxy Tax-Exempt Money Market Fund
                Galaxy Connecticut Municipal Money Market Fund
               Galaxy Massachusetts Municipal Money Market Fund
                  Galaxy New York Municipal Money Market Fund
                 Galaxy New Jersey Municipal Money Market Fund
                  Galaxy Florida Municipal Money Market Fund

                   Supplement dated February 9, 2005 to the
                     Prospectuses dated September 30, 2004

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

Legal Proceedings

   As discussed in greater detail in earlier supplements, on March 15, 2004, Columbia Management Advisors, Inc. ("Columbia Management"), the Funds' adviser, and Columbia Funds Distributor, Inc. ("CFD"), the distributor of the Funds' shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the investigations brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

   On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

   Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds and other funds in the Columbia family of funds (collectively, the "Columbia Funds") have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their

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boards of trustees. The NYAG Settlement also, among other things, requires
Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC, to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

   Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Columbia Funds' independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

   As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

   A copy of the SEC Order will be available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement will be available as part of the Bank of America Corporation Form 8-K filing on or about February 10, 2005.

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